News Release
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Sitrick and Company Inc.
Los Angeles/New York

                                              Contact: Sandra Sternberg
                                                       Brenda Adrian
                                                       Sitrick and Company
                                                       310-788-2850

For Immediate Release
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      [INSERT BODY OF PRESS RELEASE]

     Forward-looking statements herein are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "expects," "anticipates," or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates or goals are forward-looking statements. There are certain important factors that could cause results to differ materially from those anticipated by forward-looking statements made herein. Investors are cautioned that all forward-looking statements involve risks and uncertainty.

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